FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS [Text Block]
NOTE 15:-	FINANCIAL INSTRUMENTS

The carrying values of the financial instruments which are measured at fair value through profit and loss as of December 31, 2021, and 2020, summarized in the following table:

	December 31,
	2021	2020	Note
Financial assets:

Investments	2,429	2,341	c,e
Derivative assets	14	-

Financial liabilities:

Warrants	6,022	16,540	b,d

a.

Management believes that the carrying amount of cash and cash equivalents, restricted bank deposit, trade receivables, other accounts receivable, loans receivables, trade payables, bank loans, other account payables and accrued expenses and purchase consideration payable, and approximate their fair value due to the short-term maturities of these instruments.

b.
As of December 31, 2021 and 2020, there were nil and 9,729,264 2019 Warrants outstanding from private placements in 2019 (2019 Warrants). The Company re-measured the warrants, according to their trading price in the market, in the amount of $nil and $16,540, respectively (level 1 in fair value hierarchy). As a result, for the year ended December 31, 2021 and 2020, the Company recognized a revaluation gain (loss) of $15,929 and $(16,283), respectively, in the consolidated statement of profit or loss and other comprehensive income, which unrealized gain is included in finance income (expense). During 2021, amount of $611 of the 2019 Warrants transferred to equity and the rest expired.

c.	On December 26, 2019, IMC entered into a share purchase agreement (the “SPA”) with Xinteza API Ltd. ("Xinteza"), a company with a unique biosynthesis technology.

The investment in the investee is accounted for as financial asset measured at fair value through profit or loss. The fair value of the investment as of December 31, 2021 and 2020, was $2,429 and $2,341, respectively.

As of December 31, 2021 and 2020, the fair value of the Xinteza was categorized within Level 3 of the fair value hierarchy. The fair value was based on financing rounds for the purchase of preferred shares during 2020 (see Note 24).

d.
On May 10, 2021, the Company completed an overnight marketed offering (the “Offering”) of 6,086,956 Common Shares (each an “Offered Share”) at a price of US$5.75 per Offered Share for aggregate gross proceeds of approximately US$35 million ($42,502). The Company also issued 3,043,478 Common Share purchase warrants (each an “2021 Warrant”) to the purchasers of Offered Shares, for no additional consideration, that entitle the holders to purchase 3,043,478 Common Shares of the Company at an exercise price of US$7.2 per Common Share for a term of 5 years from the closing date.

As the exercise price of the 2021 Warrants is denominated in US dollars, which is not the functional currency of the Company, the 2021 Warrants are accounted for as a derivative liability, which is measured at fair value. Gross proceeds in the amount of $30,670 were recorded as Share capital and premium, and $11,832 were recorded as a Warrant liability, based on a valuation using the Black & Scholes option pricing model. The transaction costs incurred as a result of the Common Shares issuance amounted to approximately $3,800, of which approximately $1,296 (attributed to the issuance of the Warrants classified as liabilities) were recorded as an expense in the Company's consolidated statements of profit or loss and approximately $2,539 (attributed to the issuance of share capital) as a deduction from Share capital and premium.

As of December 31, 2021, there were 3,043,478 of 2021 Warrants outstanding and the Company re-measured the 2021 Warrants, according to Black & Scholes model, in the amount of $6,022. As a result, for the year ended December 31, 2021, the Company recognized a revaluation gain of $5,810 in the consolidated statement of profit or loss and other comprehensive income, which unrealized gain is included in finance income (expense).

The 2021 warrants fair value was measured using the Black & Scholes model with the following key assumptions:

	December 31,
	2021	Sensitivity

Expected volatility	83%	Increase (decrease) in key assumptions would result in increase (decrease) in fair value.
Expected life (in years)	4.342
Risk-free interest rate	0.85%	Increase (decrease) in key assumptions would result in decrease (increase) in fair value.
Expected dividend yield	0%
Fair value:

Per Warrant (Canadian Dollar)	$1.979
Total Warrants (Canadian Dollar in thousands)	$6,022

e.	Financial risk management:

The Group has exposure to the following risks from its use of financial instruments:

Share price risk:

The Group's investments in unlisted shares are sensitive to market price risk arising from uncertainties about future value of these investments. The Group manages the price risk through diversification and by placing limits on individual and total investment in shares.

The Company's Board of directors reviews and approves all decisions related to investments in shares.

At the reporting date, the Group's exposure to investments in unlisted shares measured at fair value was $2,429.

Credit risk:

The maximum credit exposure as of December 31, 2021, is the carrying amount of cash and cash equivalents, accounts receivable and other current assets. The Group does not have significant credit risk with respect to customers. All cash and cash equivalents are placed with major Israeli financial institutions.

Loan receivable credit risk is managed by each loan separately according to the Group’s policy, procedures and control relating to the borrower’s credit risk management. At the end of each period, the individual loan values are assessed based on a credit risk analysis. As of December 31, 2021, the Group had 2 loans outstanding (2020: nil loans) with a total balance of approximately $2.71 million.

The expected credit loss analysis is generally based on Management’s understanding of the borrower’s experience/integrity, financial health, business plans, capacity, products, customers, contracts, competitive advantages/disadvantages, and other pertinent factors when assessing credit risk. This would also include the assessment of the borrower’s forecasts as well as taking into consideration any security and/or collateral the Company has on the outstanding balance.

As security on the loan receivable to Biome Grow Inc., the borrower holds approximately 744,000 IM Cannabis Corp. common shares, on December 31, 2021. These shares cannot be sold without the proceeds from any sale being provided to the Company as repayment for the loan until the balance is fully discharged.

As of December 31, 2021, the Company assessed the overall risk of the loan receivable balance and concluded that no expected credit loss under IFRS 9 was required.

Liquidity risk:

As of December 31, 2021, the Group's financial liabilities with liquidity risk consist of trade payables and other accounts payable which have contractual maturity dates within one year, bank loans and lease liabilities. The Group manages its liquidity risk by reviewing its capital requirements on an ongoing basis. Based on the Group's working capital position at December 31, 2021, management considers liquidity risk to be low. The table below summarizes the maturity profile of the Group’s bank loans and lease liabilities based on contractual undiscounted payments (including interest payments):

December 31, 2021:

	Less than one year	1 to 5 years	6 to 10 years	>10 years

Lease liabilities	$3,130	$11,781	$12,760	$2,620
Bank Loans	$9,502	-	-	-
Total	$12,632	$11,781	$12,760	$2,620

December 31, 2020:

	Less than one year	1 to 5 years	6 to 10 years	>10 years

Lease liabilities	$232	$547	$515	$-

The maturity profile of the Group's other financial liabilities with liquidity risk (trade payables, other account payable and accrued expenses) as of December 31, 2021 and 2020, are less than one year.

Currency rate risk:

As of December 31, 2021, a portion of the Group's financial assets and liabilities held in Euro, NIS, USD and GBP consist of cash and cash equivalents in the amount of EUR 742 thousand (approximately $1,069), NIS 16,718 thousand (approximately $6,845), USD 1,136 thousand (approximately $1,447) and GBP 2 thousand (approximately $9) respectively. The Group's objective in managing its foreign currency risk is to minimize its net exposure to foreign currency cash flows by transacting, to the greatest extent possible, with third parties in NIS. The Group does not currently use foreign exchange contracts to hedge its exposure of its foreign currency cash flows as management has determined that this risk is not significant at this point of time.

f.	Changes in liabilities arising from financing activities:

	Loans	Lease liabilities	Warrants	Total liabilities arising from financing activities

Balance as of January 1, 2020	$-	$1,050	$197	$1,247

Additions for new leases	-	107	-	107
Cash flows	-	(250)	-	(250)
Conversion of warrant	-	-	(3,873)	(3,873)
Other changes	-	83	61	144
Effect of changes in fair value	-	-	20,155	20,155

Balance as of December 31, 2020	-	990	16,540	17,530

Issuance of new warrants	-	-	11,832	11,832
Additions for new loans	8,504	-	-	8,504
Additions for new leases	-	1,678	-	1,678
Additions related to acquisitions	1,957	17,222	-	19,179
Repayments	(700)	(1,980)	-	(2,680)
Effective interest	-	1,347	-	1,347
Other changes	133	117	(611)	(361)
Effect of changes in fair value	-	-	(21,739)	(21,739)

Balance as of December 31, 2021	$9,894	$19,374	$6,022	$35,290